Tuxis Corporation

11 Hanover Square, New York, NY 10005
                        February 10,1999

Fellow Shareholders:

It is a pleasure to report that the Fund's market value total return was +19.66% for 1998. This compares favorably with the +9.05% result for the average of 81 closed-end long term municipal bond funds tracked by Morningstar, Inc., an independent financial analysis firm. In addition, the Fund's results for 1998 place it in the #2 spot for performance of all 81 funds in the Morningstar category.

New Investment Objective and Policies

With shareholder approval on August 31, 1998, the Fund's investment objective became to provide an attractive level of long term total return on an after tax basis, consisting of current income and capital appreciation. To achieve this new objective, the Fund will invest at least 50% of the value of its total assets (except when maintaining a temporary defensive position) in municipal securities. The Fund will invest the remainder of its total assets primarily in securities of selected growth companies that, in the Investment Manager's opinion, will grow faster than the economy as a whole and tax-advantaged investments, such as securities issued by real estate companies and REITs, based on its analysis of issuer fundamentals, technical and economic trends, and other factors.

            The Fund will continue to maintain the tax-advantaged status of the income generated from the portion of its portfolio invested in municipal securities. The Fund will invest also in equity securities, such as common stocks and preferred stocks, convertible securities, non-municipal debt securities, mortgage-related securities (including inverse floaters), asset-backed securities, warrants, loan participation interests, securities of other investment companies, and securities issued by companies that invest or deal in natural resources or commodities. Issuers of these securities may include U.S. and foreign entities, including small capitalization companies and private companies, and such securities may be denominated in U.S. dollars or foreign currencies. In addition, the Fund will be permitted to engage in lending portfolio securities.

At December 31,1998, equities comprised 16.6% of the Fund's portfolio. Of note, this sector of the portfolio has been rewarding, with a 2.5% total return, including dividends, in the approximately four month period. Over the course of 1999, the Fund anticipates making continued investments in this sector to substantially increase the allocation.

Review and Outlook

            Declining interest rates are most frequently associated with slowing growth and rising unemployment, but that was not the case last summer and fall. During this period, in response to distressed financial market conditions, the Federal Reserve pre-emptively lowered its Federal Funds rate target by a total of 0.75 %, but the U.S. economy grew at around a 4% rate, well above "trend," and unemployment fell to less than 4.5%.

            The injection of liquidity by the Federal Reserve and central bankers throughout the developed world restored financial market stability and caused a significant decline in U.S. interest rates. U.S. government debt prices also rose during this period due to their attraction as a safe haven during times of turmoil. Between the end of June and year end, 30 year Treasury bond rates fell by over 0.5%, and briefly yielded less than 4.75%. Shorter term assets, such as Treasury notes maturing in two years, declined briefly by almost a full percent, to as low as 3.75%, as investors sought safety and liquidity, and anticipated additional Federal Reserve easing. Since late autumn, as financial markets have recovered, and the domestic economy has continued to expand, interest rates have risen moderately. While the issues which made 1998 challenging for international investors have not disappeared with the turn of the calendar, a number of financial markets have demonstrated greater stability.

            Within the United States, when the Federal Reserve was lowering interest rates during the fall, the economy grew at a healthy 3.7% annual rate. The economy remained strong in the fourth quarter as well, growing at a robust

5.6% rate. Ironically, with inflation, as measured by the Consumer Price Index, up only 1.6% over the last year, and rising only 0.8% in the fourth quarter _ the lowest in 40 years _ the 4.75% Federal Funds rate is still somewhat restrictive by historic measures, despite the recent reductions. Additionally, the $70 billion Federal budget surplus also exerts a fiscal drag on the economy, yet the economic expansion continues.

Tax exempt securities, which represent at least 50% of the Fund's holdings, remain quite attractive relative to other debt instruments. Several factors help explain the attractive valuations. The supply of new municipal securities was a near record $284 billion in 1998, but should decline to a more digestible $250 billion in 1999. Nominal yield levels are low, and multiple years of impressive equity market returns have tended to draw investible funds out of the tax-exempt market. Additionally, institutional cross-over and arbitrage investors have focused on other investment opportunities which emerged during the dislocations of this summer, and may also have had a reduced presence due to lack of financing. Finally, although distant, the tax cuts advocated by House Republicans, and the re-emergence of at least one Presidential hopeful with a flat tax platform, may have reduced investor interest somewhat in the municipal sector.

At this point in time, we do not anticipate a change in Federal  Reserve policy.
Should  imbalances   re-emerge  in  global  financial  markets,  we  have  every confidence that the Federal Reserve will act decisively to contain the damage.

10% Dividend Distribution Policy Adopted

The adoption by the Fund's Board of Directors in September 1998 of a managed 10% dividend distribution policy has been well received. The policy is intended to provide shareholders with a stable cash flow and reduce or eliminate any market price discount to net asset value. The quarterly dividend distributions of approximately 10% on an annual basis of the Fund's net asset value will be paid primarily from ordinary income and any capital gains with the balance representing return of capital. For the twelve months ended December 31, 1998, distributions were approximately 42.35% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an attractive investment for income oriented portfolios.

Dividend Reinvestment Plan Offers Important Advantage

The Fund's current net asset value is $16.43. With a recent closing market price of $15.63 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is particularly attractive because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute significantly to growing your investment over time. Please call toll-free 1-888-847-4200 and we will be happy to assist you.

We appreciate your support and look forward to continuing to serve your investment needs.


                              Sincerely,


         Thomas Winmill                                  Steven A. Landis
         President                                       Senior Vice President
                                                         Portfolio Manager

TUXIS CORPORATION
Schedule of Portfolio Investments - December 31, 1998

Principal Amount                                                          Standard & Poor's   Market
                                                                               Rating         Value
           Municipal Bonds (83.4%)
           Alabama (1.9%)
$250,000   Alabama Special Care Facilities Revenue Bonds, 5%,
           due 11/1/25                                                          AA+         $ 244,382

           Arizona (4.6%)
 500,000   Phoenix General Obligation Bonds, Series A,
           6.25%, due 7/1/16                                                    AA+           590,435

           Florida (3.8%)
 500,000   Tampa, Florida Revenue Bonds, 4.875%, due 11/15/23                   AAA           485,930

           Georgia (4.1%)
 400,000   Georgia State Municipal Electric Authority Power Revenue
           Bonds, 8.25%, due 1/1/11                                             A             528,460

           Hawaii (8.0%)
 500,000   Hawaii County General Obligation Bonds, Series A, 5.60%,
           due 5/1/13                                                           AAA           551,025
 400,000   Honolulu City & County General Obligation Bonds, Series A,
           8.75%, due 1/1/03                                                    AA            471,452
                                                                                            1,022,477
           Illinois (9.6%)
 500,000   Chicago, Illinois General Obligation Bonds, Series A,
           5.125%, due 1/1/25                                                   AAA           497,865
 350,000   Chicago, Illinois Sales Tax Revenue Bonds, 5.375%, due 1/1/27        AAA           359,362
 250,000   Illinois Health Facilities Revenue Bonds, Series A, 5%
           due 7/1/24                                                           AAA           243,152
 125,000   Illinois Health Facilities Revenue Bonds, 5.25%, due 8/1/17          AAA           127,941
                                                                                            1,228,320
           Louisiana (2.7%)
 325,000   Louisiana Public Facilities Authority Revenue Bonds, Series A,
           6.50%, due 3/1/02                                                    Aaa*          341,903

           Maine (1.9%)
 250,000   Maine Health & Higher Educational Facilities Authority Revenue
           Bonds, 5%, due 7/01/28                                               AAA           243,787

           Massachusetts (10.9%)
 300,000   Cambridge, Massachusetts General Obligation Bonds, 4.50%,
           due 2/1/17                                                           AA+           287,928
 500,000   Massachusetts Municipal Wholesale Electric Power Supply System
           Revenue Bonds, 5%, due 7/1/17                                        AAA           500,000

$500,000   Massachusetts State General Obligation Bonds, 5%, due 8/1/17         AA-        $  502,635
 110,000   Massachusetts State Water Resource Revenue Bonds,
           5%, due 12/1/25                                                      AAA           107,999
                                                                                            1,398,562
           Mississippi (4.2%)
 500,000   Mississippi State General Obligation Bonds, 5.10%,
           due 11/15/11                                                         AA           535,415

           Nevada (4.1%)
 490,000   Nevada Housing Division Single Family Revenue Bonds,
           6.35%, due 10/1/12                                                   AAA           524,903

           New Jersey (2.9%)
 155,000   Hoboken, New Jersey General Obligation Bonds, 4.75%, due 8/1/11      AAA           160,027
 200,000   Southern Regional High School District General Obligation Bonds,
           5.50%, due 9/1/07                                                    AAA           218,414
                                                                                              378,441
           New Mexico (4.2%)
 500,000   Las Cruces Revenue Bonds, 5.45%, due 12/1/08                         AAA           542,935

           New York (7.3%)
 250,000   New York General Obligation Bonds, Series H, 6.0%, due 8/1/13        A-            276,628
  40,000   City of New York General Obligation Bonds, Series D,
           7.50%, due 2/1/16                                                    A-             44,853
 500,000   New York State Dormitory Authority State University Revenue
           Bonds, Series C, 7.375%, due 5/15/10                                 A-            611,145
                                                                                              932,626
           Pennsylvania (2.3%)
 250,000   Philadelphia Water & Waste Revenue Bonds, 6.25%, due 8/1/11          AAA           291,910

           South Carolina (1.8%)
 250,000   Piedmont Municipal Power Agency Revenue Bonds, Series A,
           4.75%, due 1/1/25                                                    AAA           237,130

           Texas (4.3%)
 500,000   Dallas-Fort Worth International Airport Revenue Bonds,
           7.25%, due 11/1/30                                                   BBB-          550,350

           Wisconsin (4.8%)
 500,000   Wisconsin Clean Water Revenue Bonds, Series 1,
           6.875%, due 6/1/11                                                   AA+           616,365

           Total Municipal Bonds (cost:  $9,900,466)                                       10,694,331


                                                                         Market
Shares                                                                    Value
         Common Stocks (16.6%)
 3,700   ASM Lithography Holding N.V**.                               $  112,850
 3,180   Avalonbay Communities, Inc.                                     108,915
 1,690   AXA-UAP ADR                                                     122,103
 1,200   CDW Computer Centers, Inc**.                                    115,125
 1,730   Express Scripts, Inc.**                                         116,126
 2,100   Ingram Micro Inc.**                                              73,238
 4,750   Miami Computer Supply Corporation**                             116,969
 5,440   NCI Building Systems, Inc.**                                    153,000
 5,340   New Plan Excel Realty Trust                                     118,481
 4,930   Prentiss Properties Trust                                       110,001
 4,010   Quiksilver, Inc.**                                              120,300
 1,830   Safeway Inc.**                                                  111,516
 2,870   Shopko Stores Inc.                                               95,428
 3,600   Simon Property Group, Inc.                                      102,600
 1,480   Solectron Corporation**                                         137,547
 3,370   Tarrant Apparel Group**                                         133,958
 2,640   Universal Health Services, Inc.**                               136,950
 6,070   URS Corporation**                                               141,886
          Total Common Stocks (cost: $1,818,114)                       2,126,993

         Total Investments (cost: $11,718,580) (100.0%)               12,821,324

*           Moody's rating.
**          Indicates non-income producing security.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
      Investments at market value
               (cost: $11,718,580) (note 1) .......................  $12,821,324
      Interest receivable .........................................      187,634
      Dividend receivable .........................................        5,730
      Other assets ................................................        2,957
                        Total assets ..............................   13,017,645

LIABILITIES:
      Demand note payable to bank (note 5) ........................      488,659
      Accrued expenses ............................................       10,163
      Accrued management fees .....................................        6,317
                        Total liabilities .........................      505,139

NET ASSETS: (applicable to 756,438
      outstanding shares: 1,000,000,000
      shares of $.01 par value authorized) ........................  $12,512,406

NET ASSET VALUE PER SHARE
      ($12,512,406 / 756,438 shares
      outstanding) ................................................       $16.54

At December 31, 1998, net assets consisted of:
      Paid-in capital .............................................  $11,598,215
      Net unrealized appreciation
               on investments .....................................    1,102,744
      Accumulated net realized loss
               on investments .....................................    (188,553)
                                                                     $12,512,406

STATEMENT OF OPERATIONS
Year Ended December 31, 1998

INVESTMENT INCOME:
      Interest ....................................................     $633,296
      Dividends ...................................................       11,142
               Total investment income ............................      644,438
EXPENSES:
      Investment management (note 3) ..............................       73,350
      Professional (note 3) .......................................       37,230
      Custodian ...................................................       33,511
      Directors ...................................................       32,555
      Transfer agent ..............................................       25,670
      Printing ....................................................       12,210
      Registration (note 3) .......................................       10,129
      Interest (note 5) ...........................................        2,981
      Other .......................................................        4,033
      Total expenses ..............................................      231,669
               Fee reductions (note 4) ............................      (5,274)
               Net expenses .......................................      226,395
                                Net investment income .............      418,043
REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS:
      Net realized gain on investments ............................      177,381
      Unrealized appreciation of investments
               during the period ..................................      268,368
               Net realized and unrealized gain on
                        investments ...............................      445,749
      Net increase in net assets resulting
                        from operations ...........................     $863,792

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,                                                    1998             1997
OPERATIONS:
           Net investment income ...............................................   418,043          414,399
           Net realized gain on investments ....................................   177,381          146,070
Unrealized appreciation of investments during the period .......................   268,368          367,776
Net increase in net assets resulting from operations ...........................   863,792          928,245
           Subtraction from paid-in capital (note 6) ...........................      -             -35,093
DISTRIBUTIONS TO SHAREHOLDERS:
           Distributions from net investment income ($.57 and $.58
           per share, respectively) ............................................  -418,043         -414,399
Distributions in excess of net investment income ($.55 and $.26
per share, respectively) .......................................................  -403,775         -182,289
           Distributions from paid in capital ($.22 per share) .................  -165,268             -
CAPITAL SHARE TRANSACTIONS:
           Increase in net assets resulting from reinvestment of
           distributions (31,230 and 24,789 shares, respectively)(note 6) ......   496,279          351,667
Total increase in net assets ...................................................   372,985          648,131
NET ASSETS:
           Beginning of period .................................................12,139,421       11,491,290
           End of period ......................................................$12,512,406      $12,139,421

                          Notes to Financial Statements

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund is to provide an attractive level of long term total return on an after tax basis, consisting of current income and capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1998, the Fund had an unused capital loss carryforward of approximately $188,600 which expires in 2002. Based on Federal income tax cost of $11,718,580, gross unrealized appreciation and gross unrealized depreciation were $1,126,539 and $23,795, respectively at December 31, 1998.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the fund's net assets. The fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $4,636 for providing certain administrative and accounting services at cost for the year ended December 31, 1998.

A Special Meeting of Shareholders ("Special Meeting") of the Fund was held on August 31, 1998. At the Special Meeting, shareholders approved: a change to the investment objective with 370,227 shares voting in favor, 91,695 shares voting against, and 33,288 shares abstaining; a revision to certain investment restrictions regarding diversification with 370,999 shares voting in favor, 88,992 shares voting against, and 35,219 shares abstaining; a revision to certain investment restrictions regarding other investment companies with 373,128 shares voting in favor, 86,824 shares voting against, and 35,258 shares abstaining; a revision to certain investment restrictions regarding the making of loans with 373,863 shares voting in favor, 87,194 shares voting against, and 34,153 shares abstaining; the deletion of certain investment restrictions regarding unseasoned issuers with 376,537 shares voting in favor, 84,281 shares voting against, and 34,392 shares abstaining; a revision to certain investment restrictions regarding commodities with 370,353 shares voting in favor, 90,704 shares voting against, and 34,153 shares abstaining; the deletion of certain investment restrictions regarding oil and gas with 372,812 shares voting in favor, 88,245 shares voting against, and 34,153 shares abstaining; a revision to certain investment restrictions regarding short sales and margin with 364,485 shares voting in favor, 88,826 shares voting against, and 41,899 shares abstaining; the deletion of certain investment restrictions regarding investing to exercise control with 374,923 shares voting in favor, 83,788 shares voting against, and 36,499 shares abstaining; the deletion of certain investment restrictions regarding securities ownership overlap with officers or directors with 371,105 shares voting in favor, 79,521 shares voting against, and 44,584 shares abstaining; a revision of certain investment restrictions regarding puts, calls, straddles, and spreads with 364,724 shares voting in favor, 88,587 shares voting against, and 41,899 shares abstaining; an amendment of the Fund's Articles of Incorporation to change the Fund's name with 429,241 shares voting in favor, 66,173 shares voting against, and 42,440 shares abstaining; and a change of the classification of the Fund from a diversified investment company to a non-diversified investment company with 369,432 shares voting in favor, 88,884 shares voting against, and 36,894 shares abstaining.

At the Annual Meeting of Shareholders of the Fund held on November 24, 1998, shareholders were asked to elect a director and to ratify the selection of Tait, Weller & Baker as the Fund's independent auditors. Shareholders elected Russell
E. Burke, III director of the Fund with 477,811 shares voting in favor and 14,811 shares voting to withhold authority. The names of each other director whose term of office continued after the meeting are David R. Stack, Bassett S. Winmill, Mark C. Winmill, and Thomas B. Winmill. Shareholders ratified the selection of the independent auditors with 463,859 shares voting in favor, 1,172 shares voting against, and 27,591 shares voting to abstain.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $3,573,986 and $3,082,388, respectively, for the year ending December 31, 1998. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year ending December 31, 1998, the Fund's custodian fees were reduced by $5,274 under such arrangements.

(5) The Fund has a committed bank line of credit. At December 31, 1998, the balance outstanding was $488,659 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ending December 31, 1998, the weighted average interest rate was 5.92% based on the balances outstanding during the period and the weighted average amount outstanding was $32,445.

(6) Effective November 8, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $35,100 were charged against paid-in capital in 1997. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

FINANCIAL HIGHLIGHTS
                                                                           Years Ended December 31,
                                                        1998          1991           1996          1995         1994
PER SHARE DATA*
Net asset value at beginning of period .............  $16.74        $16.41         $17.04        $15.25       $17.63
Income from investment operations:
         Net investment income .....................    0.57          0.58           0.69           0.7         0.68
Net realized and unrealized gain
(loss) on investments ..............................    0.57          0.59          (0.62)         1.78        (2.38)
         Total from investment operations ..........    1.14          1.17           0.07          2.48         (1.7)
Less distributions:
         Distributions from net investment
         income ....................................   (0.57)        (0.58)          (0.7)        (0.69)       (0.68)
         Distributions in excess of net
         investment income .........................   (0.55)        (0.26)           --            --           --
         Distributions from paid in capital ........   (0.22)          --             --            --           --
Total distributions ................................   (1.34)        (0.84)          (0.7)        (0.69)       (0.68)
Net asset value at end of period ...................  $16.54        $16.74         $16.41        $17.04       $15.25
Per share market value at end of period ............  $16.38        $14.88         $14.38
TOTAL RETURN ON NET ASSET VALUE BASIS ..............    7.40%         8.17%          0.61%        16.58%       (9.76%)
TOTAL RETURN ON MARKET VALUE BASIS (a) .............   19.66%         9.73%        (11.87%)
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ........  $12,512       $12,139        $11,491       $16,220      $15,921
Ratio of expenses to average net assets (b) (c) ....     1.89%        1.70%          1.68%         1.78%        1.60%
Ratio of net investment income to
average net assets (d) .............................     3.40%        3.53%          4.14%         4.31%        4.23%
Portfolio turnover rate ............................      26%           43%            78%          172%         275%

* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Effective November 8, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market prices for the five days preceding the payment date. (b) Ratio prior to reimbursement by the Investment Manager was 1.94%, 1.95%, and 1.71% for the years ended December 31, 1996, 1995, and 1994, respectively. (c) Ratio after the reduction of custodian fees under a custodian agreement was 1.85%, 1.68% and 1.62% for the years ended December 31, 1998, 1997 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996. (d) Ratio prior to reimbursement by the Investment Manager was 3.88%, 4.14%, and 4.12% for the years ended December 31, 1996, 1995, and 1994, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

 The Board of Directors and Shareholders of
            Tuxis Corporation:

            We have audited the accompanying statement of assets and liabilities of Tuxis Corporation (formerly "Bull & Bear Municipal Income Fund, Inc.") including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tuxis Corporation as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                          TAIT, WELLER & BAKER

 Philadelphia, Pennsylvania
 January 15, 1999

 TUXIS
 CORPORATION
 11 Hanover Square
 New York, NY 10005

 1-888-847-4200



 Independent Accountants
 Tait, Weller & Baker


 TUXIS
 CORPORATION

 American Stock
 Exchange Symbol: TUX
 Annual Report
 December 31, 1998